                                                                     Exhibit 3.2





                          AMENDED AND RESTATED BYLAWS

                                       OF


                              MARINER ENERGY, INC.

                             A Delaware Corporation





                                Date of Adoption
                                January 12, 1999

                              Table of Contents

                                                                                                    Page
                                                                                                    ----
Article I.                        Offices
                                  -------

        Section                   1.      Registered Office ...................................................      1
        Section                   2.      Other Offices .......................................................      1

Article II.                       Stockholders
                                  ------------

        Section                   1.      Place of Meetings ...................................................      1
        Section                   2.      Quorum; Adjournment of Meetings .....................................      1
        Section                   3.      Annual Meetings   ...................................................      2
        Section                   4.      Special Meetings  ...................................................      2
        Section                   5.      Record Date .........................................................      2
        Section                   6.      Notice of Meetings...................................................      3
        Section                   7.      Stockholder List  ...................................................      3
        Section                   8.      Proxies..............................................................      3
        Section                   9.      Voting; Election; Inspectors ........................................      4
        Section                   10.     Conduct of Meeting...................................................      5
        Section                   11.     Treasury Stock    ...................................................      5
        Section                   12.     Action Without Meeting ..............................................      5

Article III.                      Board of Directors
                                  -----------------

        Section                   1.      Power; Number; Term of Office .......................................      6
        Section                   2.      Quorum; Voting ......................................................      6
        Section                   3.      Place of Meetings; Order of Business ................................      6
        Section                   4.      First Meeting .......................................................      7
        Section                   5.      Regular Meetings ....................................................      7
        Section                   6.      Special Meetings ....................................................      7
        Section                   7.      Removal..............................................................      7
        Section                   8.      Vacancies;  Increases in the Number
                                          of Directors ........................................................      7
        Section                   9.      Compensation ........................................................      7
        Section                   10.     Action Without a Meeting; Telephone
                                          Conference Meeting ..................................................      7
        Section                   11.     Approval or Ratification of Acts or
                                          Contracts by Stockholders ...........................................      8
        Section                   12.     Actions Requiring Approval...........................................      8

Article IV.                       Committees
                                  ----------

        Section                   1.      Designation; Powers .................................................     11
        Section                   2.      Procedure; Meetings; Quorum .........................................     11
        Section                   3.      Substitution and Removal of Members; Vacancies ......................     11

Article V.                        Officers
                                  --------

        Section                   1.      Number, Titles and Term of Office ...................................     12
        Section                   2.      Powers and Duties of the
                                          Chairman of the Board ...............................................     12
        Section                   3.      Powers and Duties of the Chief Executive Officer ....................     12
        Section                   4.      Powers and Duties of the
                                          President ...........................................................     13
        Section                   5.      Powers and Duties of the
                                          Vice Chairman of the Board...........................................     13
        Section                   6.      Vice Presidents .....................................................     13
        Section                   7.      General Counsel......................................................     13
        Section                   8.      Secretary ...........................................................     13
        Section                   9.      Deputy Corporate Secretary and
                                          Assistant Secretaries ...............................................     14
        Section                   10.     Treasurer ...........................................................     14
        Section                   11.     Assistant Treasurers ................................................     14
        Section                   12.     Action with Respect to Securities of
                                          Other Corporations ..................................................     14
        Section                   13.     Delegation ..........................................................     15

Article VI.                       Capital Stock
                                  -------------

        Section                   1.      Certificates of Stock ...............................................     15
        Section                   2.      Transfer of Shares ..................................................     15
        Section                   3.      Ownership of Shares .................................................     15
        Section                   4.      Regulations Regarding Certificates ..................................     15
        Section                   5.      Lost or Destroyed Certificates ......................................     16

Article VII.                      Miscellaneous Provisions
                                  ------------------------

        Section                   1.      Fiscal Year .........................................................     16
        Section                   2.      Corporate Seal ......................................................     16
        Section                   3.      Notice and Waiver of Notice .........................................     16
        Section                   4.      Facsimile Signatures ................................................     17

        Section                   5.      Reliance upon Books, Reports and
                                          Records .............................................................     17
        Section                   6.      Application of Bylaws ...............................................     17

Article VIII.                     Amendments ..................................................................     17
                                  ----------

                                     BYLAWS

                                       OF

                              MARINER ENERGY, INC.


                                   Article I
                                    Offices

         Section 1. Registered Office. The registered office of the Corporation required by the state of incorporation of the Corporation to be maintained in the state of incorporation of the Corporation shall be the registered office named in the charter documents of the Corporation, or such other office as may be designated from time to time by the Board of Directors in the manner provided by law.

         Section 2. Other Offices. The Corporation may also have offices at such other places both within and without the state of incorporation of the Corporation as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   Article II
                                  Stockholders

         Section 1. Place of Meetings. All meetings of the stockholders shall be held at the principal office of the Corporation, or at such other place within or without the state of incorporation of the Corporation as shall be specified or fixed in the notices or waivers of notice thereof.

         Section 2. Quorum; Adjournment of Meetings. Unless otherwise required by law or provided in the charter documents of the Corporation or these Bylaws, (i) the holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders for the transaction of business, (ii) in all matters other than election of directors, the affirmative vote of the holders of a majority of such stock so present or represented at any meeting of stockholders at which a quorum is present shall constitute the act of the stockholders, and (iii) where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of the shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, subject to the provisions of clauses
(ii) and (iii) above.




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         Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

         Notwithstanding the other provisions of the charter documents of the Corporation or these Bylaws, the chairman of the meeting or the holders of a majority of the issued and outstanding stock, present in person or represented by proxy and entitled to vote thereat, at any meeting of stockholders, whether or not a quorum is present, shall have the power to adjourn such meeting from time to time, without any notice other than announcement at the meeting of the time and place of the holding of the adjourned meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at such meeting. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally called.

         Section 3. Annual Meetings. An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place (within or without the state of incorporation of the Corporation), on such date, and at such time as the Board of Directors shall fix and set forth in the notice of the meeting, which date shall be within thirteen (13) months subsequent to the last annual meeting of stockholders.

         Section 4. Special Meetings. Unless otherwise provided in the charter documents of the Corporation, special meetings of the stockholders for any purpose or purposes may be called at any time by the Chairman of the Board, by the Chief Executive Officer, by the President, by the Vice Chairman of the Board, by a majority of the Board of Directors, or by a majority of the executive committee (if any), at such time and at such place as may be stated in the notice of the meeting. Business transacted at a special meeting shall be confined to the purpose(s) stated in the notice of such meeting.

         Section 5. Record Date. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors of the Corporation may fix a date as the record date for any such determination of stockholders, which record date shall not precede the date on which the resolutions fixing the record date are adopted and which record date shall not be more than sixty
(60) days nor less than ten (10) days before the date of such meeting of stockholders, nor more than sixty (60) days prior to any other action to which such record date relates.

         If the Board of Directors does not fix a record date for any meeting of the stockholders, the record date for determining stockholders entitled to notice of or to vote at such meeting shall be at the close of business on the day next preceding the day on which notice is given, or, if in accordance with
Article VII, Section 3 of these Bylaws notice is waived, at the close of business on the day next preceding the day on which the meeting is held. The record date for determining stockholders for any other purpose (other than the consenting to corporate action in writing without a meeting) shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         For the purpose of determining the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If the Board of Directors does not fix the record date, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation at its registered office in the state of incorporation of the Corporation or at its principal place of business. If the Board of Directors does not fix the record date, and prior action by the Board of Directors is necessary, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

         Section 6. Notice of Meetings. Written notice of the place, date and hour of all meetings, and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be given by or at the direction of the Chairman of the Board, the Chief Executive Officer, the President, the Vice Chairman of the Board, the Secretary or the other person(s) calling the meeting to each stockholder entitled to vote thereat not less than ten (10) nor more than sixty (60) days before the date of the meeting. Such notice may be delivered either personally or by mail. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation.

         Section 7. Stockholder List. A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in the name of such stockholder, shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The stockholder list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

         Section 8. Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to a corporate action in writing without a meeting may authorize another person or persons to act for him by proxy. Proxies for use at any meeting of stockholders shall be filed with the Secretary, or such other officer as the Board of Directors may from time to time determine by resolution, before or at the time of the meeting.
All proxies shall be received and taken charge of and all ballots shall be received and canvassed by the secretary of the meeting, who shall decide all questions touching upon the qualification of voters, the validity of the proxies, and the acceptance or rejection of votes, unless an inspector or inspectors shall have been appointed by the chairman of the meeting, in which event such inspector or inspectors shall decide all such questions.

         No proxy shall be valid after three (3) years from its date, unless the proxy provides for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and coupled with an interest sufficient in law to support an irrevocable power.

         Should a proxy designate two or more persons to act as proxies, unless such instrument shall provide the contrary, a majority of such persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting or giving consents thereby conferred, or if only one be present, then such powers may be exercised by that one; or, if an even number attend and a majority do not agree on any particular issue, each proxy so attending shall be entitled to exercise such powers in respect of such portion of the shares as is equal to the reciprocal of the fraction equal to the number of proxies representing such shares divided by the total number of shares represented by such proxies.

         Section 9. Voting; Election; Inspectors. Unless otherwise required by law or provided in the charter documents of the Corporation, each stockholder shall on each matter submitted to a vote at a meeting of stockholders have one vote for each share of the stock entitled to vote which is registered in his name on the record date for the meeting. For the purposes hereof, each election to fill a directorship shall constitute a separate matter. Shares registered in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the bylaws (or comparable body) of such corporation may determine. Shares registered in the name of a deceased person may be voted by the executor or administrator of such person's estate, either in person or by proxy.

         All voting, except as required by the charter documents of the Corporation or where otherwise required by law, may be by a voice vote; provided, however, upon request of the chairman of the meeting or upon demand therefor by stockholders holding a majority of the issued and outstanding stock present in person or by proxy at any meeting a stock vote shall be taken.
Every stock vote shall be taken by written ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. All elections of directors shall be by written ballots, unless otherwise provided in the charter documents of the Corporation.

         At any meeting at which a vote is taken by written ballots, the chairman of the meeting may appoint one or more inspectors, each of whom shall subscribe an oath or affirmation to execute faithfully the duties of inspector at such meeting with strict impartiality and according to the best of such inspector's ability. Such inspector shall receive the written ballots, count the votes, and make and sign a certificate of the result thereof. The chairman of the meeting may appoint any person to serve as inspector, except no candidate for the office of director shall be appointed as an inspector.

         Unless otherwise provided in the charter documents of the Corporation, cumulative voting for the election of directors shall be prohibited.

         Section 10. Conduct of Meetings. The meetings of the stockholders shall be presided over by the Chairman of the Board, or, if the Chairman of the Board is not present, by the Chief Executive Officer, or, if the Chief Executive Officer is not present, by the President, or, if the President is not present, by the Vice Chairman of the Board, or, if neither the Chairman of the Board, the Chief Executive Officer, the President nor the Vice Chairman of the Board is present, by a chairman elected at the meeting. The Secretary of the Corporation, if present, shall act as secretary of such meetings, or, if the Secretary is not present, the Deputy Corporate Secretary or an Assistant Secretary shall so act; if neither the Secretary nor the Deputy Corporate Secretary nor an Assistant Secretary is present, then a secretary shall be appointed by the chairman of the meeting.

         The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to the chairman in order.

         Section 11. Treasury Stock. The Corporation shall not vote, directly or indirectly, shares of its own stock owned by it and such shares shall not be counted for quorum purposes. Nothing in this Section 11 shall be construed as limiting the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

         Section 12. Action Without Meeting. Unless otherwise provided in the charter documents of the Corporation, any action permitted or required by law, the charter documents of the Corporation or these Bylaws to be taken at a meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the state of incorporation, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

         Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this Section to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office in the state of incorporation, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

         Prompt notice of the taking of corporation action without a meeting by less than a unanimous written consent shall be given by the Secretary to those stockholders who have not consented in writing.

                                  Article III
                               Board of Directors

         Section 1. Power; Number; Term of Office. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, and, subject to the restrictions imposed by law or the charter documents of the Corporation, or by the provisions of that certain Amended and Restated Shareholders' Agreement dated October 12, 1998, among Mariner Energy, LLC, Mariner Holdings, Inc., Enron Capital & Trade Resources Corp., and the shareholders named therein (the "Shareholders' Agreement"), the Board of Directors may exercise all the powers of the Corporation.

         Subject to the provisions of the Shareholders' Agreement, the number of directors which shall constitute the whole Board of Directors shall be determined from time to time by the Board of Directors (provided that no decrease in the number of directors which would have the effect of shortening the term of an incumbent director may be made by the Board of Directors). If the Board of Directors makes no such determination, the number of directors shall be three. Subject to the provisions of the Shareholders' Agreement, each director shall hold office for the term for which such director is elected, and until such director's successor shall have been elected and qualified or until such director's earlier death, resignation or removal.

         Unless otherwise provided in the charter documents of the Corporation or in the Shareholders' Agreement, directors need not be stockholders nor residents of the state of incorporation of the Corporation.

         Section 2. Quorum; Voting. A quorum of the Board of Directors shall be deemed to be present at any meeting if (a) a majority of the total number of directors are present at the meeting and (b) either (i) at least one Management Director (as that term is defined in the Shareholders' Agreement) is present at the meeting or (ii) all Management Directors (as that term is defined in the Shareholders' Agreement) received at least three business days' written notice of the meeting at their respective addresses for notice described in the Shareholders' Agreement; for purposes of the foregoing, a notice given by email or other electronic communication shall not constitute a "written notice". The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

         Section 3. Place of Meetings; Order of Business. The directors may hold their meetings and may have an office and keep the books of the Corporation, except as otherwise provided by law, in such place or places, within or without the state of incorporation of the Corporation, as the Board of Directors may from time to time determine. At all meetings of the Board of Directors business shall be transacted in such order as shall from time to time be determined by the Chairman of the Board, or in the Chairman of the Board's absence by the Chief Executive Officer (should the Chief Executive Officer be a director), or in the Chief Executive Officer's absence by the President (should the President be a director), or in the President's absence by the Vice Chairman of the Board, or by the Board of Directors.

         Section 4. First Meeting. Each newly elected Board of Directors may hold its first meeting for the purpose of organization and the transaction of business, if a quorum is present, immediately after and at the same place as
the annual meeting of the stockholders.   Notice of such meeting shall not be
required, subject to the provisions of Section 2 of this Article III. At the first meeting of the Board of Directors in each year at which a quorum shall be present, held next after the annual meeting of stockholders, the Board of Directors shall elect the officers of the Corporation.

         Section 5. Regular Meetings. Regular meetings of the Board of Directors shall be held at such times and places as shall be designated from time to time by the Chairman of the Board or, in the absence of the Chairman of the Board, by the Chief Executive Officer (should the Chief Executive Officer be a director), or in the Chief Executive Officer's absence, by the President (should the President be a director), or in the President's absence, by the Vice Chairman of the Board. Notice of such regular meetings shall not be required, subject to the provisions of Section 2 of this Article III.

         Section 6. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer (should the Chief Executive Officer be a director), the President (should the President be a director) or the Vice Chairman of the Board or, on the written request of any two directors, by the Secretary, in each case on at least twenty-four (24) hours' personal, written, telegraphic, cable or wireless notice to each director, subject to the provisions of Section 2 of this Article
III. Such notice, or any waiver thereof pursuant to Article VII, Section 3 hereof, need not state the purpose or purposes of such meeting, except as may otherwise be required by law or provided for in the charter documents of the Corporation or these Bylaws. Meetings may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in writing.

         Section 7.       Removal.   Subject to the provisions of the
Shareholders' Agreement, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

         Section 8. Vacancies; Increases in the Number of Directors. Unless otherwise provided in the charter documents of the Corporation or in the Shareholders' Agreement, vacancies existing on the Board of Directors for any reason and newly created directorships resulting from any increase in the authorized number of directors may be filled by the affirmative vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director; and any director so chosen shall hold office until the next annual election and until such director's successor shall have been elected and qualified, or until such director's earlier death, resignation or removal.

         Section 9. Compensation. No compensation shall be paid to directors and members of standing committees, if any, for their services in such capacities, provided, however, that they shall be reimbursed for all reasonable expenses incurred in attending and returning from meetings of the Board of Directors.

         Section 10. Action Without a Meeting; Telephone Conference Meeting. Unless otherwise restricted by the charter documents of the Corporation, any action required or permitted to be taken at any meeting of the Board of Directors or any committee designated by the Board of Directors may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee. Such consent shall have the same force and effect as a unanimous vote at a meeting, and may be stated as such in any document or instrument filed with the Secretary of State of the state of incorporation of the Corporation.

         Unless otherwise restricted by the charter documents of the Corporation, subject to the requirement for notice of meetings, members of the Board of Directors, or members of any committee designated by the Board of Directors, may participate in a meeting of such Board of Directors or committee, as the case may be, by means of a conference telephone connection or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

         Section 11. Approval or Ratification of Acts or Contracts by Stockholders. The Board of Directors in its discretion may submit any act or contract for approval or ratification at any annual meeting of the stockholders, or at any special meeting of the stockholders called for the purpose of considering any such act or contract, and any act or contract that shall be approved or be ratified by the vote of the stockholders holding a majority of the issued and outstanding shares of stock of the Corporation entitled to vote and present in person or by proxy at such meeting (provided that a quorum is present) shall be as valid and as binding upon the Corporation and upon all the stockholders as if it has been approved or ratified by every stockholder of the Corporation. In addition, any such act or contract may be approved or ratified by the written consent of stockholders holding a majority of the issued and outstanding shares of capital stock of the Corporation entitled to vote, and such consent shall be as valid and binding upon the Corporation and upon all the stockholders as if it had been approved or ratified by every stockholder of the Corporation.

         Section 12. Actions Requiring Approval. Notwithstanding anything to the contrary herein, the Corporation shall not take (or permit to be taken in its capacity as a shareholder or partner or permit any subsidiary of the Corporation to take) any of the actions set forth below unless approved by a majority of the directors present at a meeting at which a quorum is in attendance:

         (i)     approving any capital or operating budget for any fiscal year;

         (ii) making a commitment for any payment, whether as or in connection with a capital expenditure, asset purchase, investment, rental, settlement, equity contribution, loan, guaranty or otherwise, other than specific commitments for projects included in any current capital or operating budget approved by the Board of Directors, (a) in excess of $1,500,000, but equal to or less than $3,000,000, per transaction or contract (or series of related transactions or contracts) unless expressly approved by a member of the Executive Committee of the Board of Directors that is not a member of management of the Corporation, (b) in excess of $3,000,000, but equal to or less than $5,000,000, per transaction or contract (or series of related transactions or contracts) unless expressly approved by the Executive Committee of the Board of Directors, and (c) in excess of $5,000,000 per transaction or contract (or series of related transactions or contracts); provided, that, in the event an Executive Committee is not established, a director not a member of management of the Corporation may provide the approvals contemplated above that may be granted by the Executive Committee or a member thereof;

         (iii) borrowing any amount (other than pursuant to a credit facility or loan arrangement previously approved by the Board of Directors), (a) in excess of $3,000,000, but equal to or less than $5,000,000, per transaction or contract (or series of related transactions or contracts) unless expressly approved by a member of the Executive Committee of the Board of Directors that is not a member of management of the Corporation, (b) in excess of $5,000,000, but equal to or less than $7,500,000, per transaction or contract (or series of related transactions or contracts) unless expressly approved by the Executive Committee of the Board of Directors, and (c) in excess of $7,500,000 per transaction or contract (or series of related transactions or contracts); provided, that, if an Executive Committee is not established, a director not a member of management of the Corporation may provide the approvals contemplated above that may be granted by the Executive Committee or a member thereof;

         (iv) disposing of or otherwise transferring any capital asset (or related capital assets) whose fair market value or book value is (a) in excess of $1,500,000, but equal to or less than $3,000,000, unless expressly approved by a member of the Executive Committee of the Board of Directors that is not a member of management of the Corporation, (b) in excess of $3,000,000, but equal to or less than $5,000,000, unless expressly approved by the Executive Committee of the Board of Directors, and (c) in excess of $5,000,000; provided, that, if an Executive Committee is not established, a director not a member of management of the Corporation may provide the approvals contemplated above that may be granted by the Executive Committee or a member thereof;

         (v) entering into any agreement, contract or transaction (or series of contracts or transactions), not related solely to the marketing of hydrocarbons in the ordinary course of business, pursuant to which the Corporation or any subsidiary is to receive an amount that is (a) in excess of $1,750,000, but equal to or less than $3,500,000, per transaction or contract (or a series of related transactions or contracts) unless expressly approved by a member of the Executive Committee of the Board of Directors that is not a member of management of the Corporation, (b) in excess of $3,500,000, but equal to or less than $5,000,000, per transaction or contract (or series of related transactions or contracts) unless expressly approved by the Executive Committee of the Board of Directors, and (c) in excess of $5,000,000 per transaction or contract (or series of related transactions or contracts); provided, that, in the event an Executive Committee is not established, a director not a member of management of the Corporation may provide the approvals contemplated above that may be granted by the Executive Committee or a member thereof;

         (vi) entering into any agreement, contract or transaction (or series of contracts or transactions) related solely to the marketing of hydrocarbons in the ordinary course of business, pursuant to which the Corporation or any subsidiary is to receive an amount that is (a) in excess of

$1,750,000, but equal to or less than $5,000,000, per transaction or contract (or a series of related transactions or contracts) unless expressly approved by a member of the Executive Committee of the Board of Directors that is not a member of management of the Corporation, (b) in excess of $5,000,000, but equal to or less than $15,000,000, per transaction or contract (or series of related transactions or contracts) unless expressly approved by the Executive Committee of the Board of Directors, and (c) in excess of $15,000,000 per transaction or contract (or series of related transactions or contracts); provided, that, in the event an Executive Committee is not established, a director not a member of management of the Corporation may provide the approvals contemplated above that may be granted by the Executive Committee or a member thereof;

         (vii) entering into any agreement (a) pursuant to which the Corporation or any subsidiary agrees not to enter into any negotiations, arrangements or agreements relating to a consolidation or merger or, the sale or disposition of its stock that would involve a change in control or a sale of all or substantially all of its assets, (b) that binds or purports to bind any person affiliated with the Corporation other than the Corporation's subsidiaries or (c) that restricts the Corporation or any of its subsidiaries, directly or indirectly, from (1) acquiring or disposing of securities or assets of any other person, (2) voting or seeking proxies with respect to securities of any other person or (3) taking any other action the effect of which involves the seeking of control or influence of the management of any other person;

         (viii) the indemnification of any officer or any other person except as specifically provided in the Corporation's Certificate of Incorporation or Bylaws;

         (ix) executing or otherwise entering into any employment agreement, appointing or removing (with or without cause) any officer or hiring or firing (with or without cause) any officer or other similarly compensated person;

         (x) setting or amending the compensation level of any director, officer, consultant or employee, which employee's aggregate annual compensation from the Corporation or its affiliates would exceed $130,000;

         (xi)    making an equity investment in any non-affiliated person;

         (xii) (a) filing any claim or lawsuit against any person except where the amount claimed is for less than $250,000 or (b) settling any claim or lawsuit except where the fair market value of the settlement amount is less than $250,000;

         (xiii) adopting or amending the Corporation's Certificate of Incorporation or Bylaws;

         (xiv)   any approval of any financial statements for any fiscal year;
and

         (xv) authorizing any merger (or other sale or disposition of stock involving a change of control) or sale of all or substantially all of the assets of the Corporation or any of its subsidiaries.

         The foregoing shall be in addition to any requirements imposed by the Shareholders' Agreement.

                                   Article IV
                                   Committees

         Section 1. Designation; Powers. The Board of Directors may, by resolution passed by a majority of the whole board, designate one or more committees, including, if they shall so determine, an executive committee, with each such committee to consist of one or more of the directors of the Corporation. Any such designated committee shall have and may exercise such of the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation as may be provided in such resolution, except that no such committee shall have the power or authority of the Board of Directors in reference to amending the charter documents of the Corporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution of the Corporation, or amending, altering or repealing these Bylaws or adopting new bylaws for the Corporation. Any such designated committee may authorize the seal of the Corporation to be affixed to all papers which may require it. In addition to the above, such committee or committees shall have such other powers and limitations of authority as may be determined from time to time by the Board of Directors.

         Section 2. Procedure; Meetings; Quorum. Any committee designated pursuant to this Article IV shall keep regular minutes of its actions and proceedings in a book provided for that purpose and report the same to the Board of Directors at its meeting next succeeding such action, shall fix its own rules or procedures, and shall meet at such times and at such place or places as may be provided by such rules, or by such committee or the Board of Directors. Should a committee fail to fix its own rules, the provisions of these Bylaws, pertaining to the calling of meetings and conduct of business by the Board of Directors, shall apply as nearly as may be possible. At every meeting of any such committee, a quorum shall be present if (a) a majority of all the members of the committee are present and (b) if one or more Management Directors is a member of the committee pursuant to the provisions of the Shareholders' Agreement, either (i) at least one Management Director who is a member of the committee is present at the meeting or (ii) each Management Director who is a member of the committee received at least three business days' written notice of the meeting at his address for notice described in the Shareholders' Agreement; for purposes of the foregoing, a notice given by email or other electronic communication shall not constitute a ""written notice".
The affirmative vote of a majority of the members present at a meeting at which there is a quorum shall be necessary for the adoption by it of any resolution.

         Section 3. Substitution and Removal of Members; Vacancies. Subject to the provisions of the Shareholders' Agreement, the Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. Subject to the provisions of the Shareholders' Agreement, in the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member. Subject to the provisions of the Shareholders' Agreement, the Board of Directors shall have the power at any time to remove any member(s) of a committee and to appoint other directors in lieu of the person(s) so removed and shall also have the power to fill vacancies in a committee.

                                   Article V
                                    Officers

         Section 1. Number, Titles and Term of Office. The officers of the Corporation shall be a Chairman of the Board, President, one or more Vice Presidents (any one or more of whom may be designated Executive Vice President or Senior Vice President), a General Counsel, a Treasurer, a Secretary, and such other officers as the Board of Directors may from time to time elect or appoint (including, but not limited to, a Chief Executive Officer, a Vice Chairman of the Board, a Deputy Corporate Secretary, one or more Assistant Secretaries and one or more Assistant Treasurers). Each officer shall hold office until such officer's successor shall be duly elected and shall qualify or until such officer's death or until such officer shall resign or shall have been removed. Any number of offices may be held by the same person, unless the charter documents of the Corporation provide otherwise. Except for the Chairman of the Board and the Vice Chairman of the Board, no officer need be a director.

         Section 2. Powers and Duties of the Chairman of the Board. Subject to the control of the Board of Directors and the Executive Committee (if any), the Chairman of the Board shall have general executive charge, management and control of the properties, business and operations of the Corporation with all such powers as may be reasonably incident to such responsibilities; may agree upon and execute all leases, contracts, evidences of indebtedness and other obligations in the name of the Corporation and may sign all certificates for shares of capital stock of the Corporation; and shall have such other powers and duties as designated in accordance with these Bylaws and as from time to time may be assigned to the Chairman of the Board by the Board of Directors. The Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors.

         Section 3. Powers and Duties of the Chief Executive Officer. Subject to the control of the Board of Directors and the Chairman of the Board, the Chief Executive Officer shall have general executive charge, management and control of the properties, business and operations of the Corporation with all such powers as may be reasonably incident to such responsibilities; may agree upon and execute all leases, contracts, evidences of indebtedness and other obligations in the name of the Corporation and may sign all certificates for shares of capital stock of the Corporation; and, unless the Board of Directors otherwise determines, the Chief Executive Officer shall, in the absence of the Chairman of the Board or if there be no Chairman of the Board (should the Chief Executive

Officer be a Director) preside at all meetings of the stockholders and of the Board of Directors, perform the other duties of the Chairman of the Board, and when so acting will have all the powers and be subject to all the restrictions upon the Chairman of the Board; and shall have such other powers and duties as designated in accordance with these Bylaws and as from time to time may be assigned to the Chief Executive Officer by the Board of Directors or the Chairman of the Board.

         Section 4. Powers and Duties of the President. Unless the Board of Directors otherwise determines, the President shall have the authority to agree upon and execute all leases, contracts, evidences of indebtedness and other obligations in the name of the Corporation; and, unless the Board of Directors otherwise determines, the President shall, in the absence of the Chief Executive Officer or if there be no Chief Executive Officer (should the President be a director) preside at all meetings of the stockholders and of the Board of Directors, perform the other duties of the Chief Executive Officer, and when so acting will have all the powers and be subject to all the restrictions upon the Chief Executive Officer; and the President shall have such other powers and duties as designated in accordance with these Bylaws and as from time to time may be assigned to the President by the Board of Directors, the Chairman of the Board or the Chief Executive Officer.

         Section 5. Powers and Duties of the Vice Chairman of the Board. The Board of Directors may assign areas of responsibility to the Vice Chairman of the Board, and, in such event, and subject to the overall direction of the Chairman of the Board and the Board of Directors, the Vice Chairman of the Board shall be responsible for supervising the management of the affairs of the Corporation and its subsidiaries within the area or areas assigned and shall monitor and review on behalf of the Board of Directors all functions within such corresponding area or areas of the Corporation and each such subsidiary of the Corporation. In the absence of the President, or in the event of the President's inability or refusal to act, the Vice Chairman of the Board shall perform the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President. Further, the Vice Chairman of the Board shall have such other powers and duties as designated in accordance with these Bylaws and as from time to time may be assigned to the Vice Chairman of the Board by the Board of Directors or the Chairman of the Board.

         Section 6. Vice Presidents. Each Vice President shall at all times possess power to sign all certificates, contracts and other instruments of the Corporation, except as otherwise limited in writing by the Chairman of the Board, the President or the Vice Chairman of the Board of the Corporation. Each Vice President shall have such other powers and duties as from time to time may be assigned to such Vice President by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President or the Vice Chairman of the Board.

         Section 7. General Counsel. The General Counsel shall act as legal advisor to the Corporation. The General Counsel may have one or more staff attorneys and assistants, and may retain other attorneys to conduct the legal affairs and litigation of the Corporation under the General Counsel's supervision.

         Section 8. Secretary. The Secretary shall keep the minutes of all meetings of the Board of Directors, committees of the Board of Directors and the stockholders, in books provided for that purpose; shall attend to the giving and serving of all notices; may in the name of the Corporation affix the seal of the Corporation to all contracts and attest the affixation of the seal of the Corporation thereto; may sign with the other appointed officers all certificates for shares of capital stock of the Corporation; shall have charge of the certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors may direct, all of which shall at all reasonable times be open to inspection of any director upon application at the office of the Corporation during business hours; shall have such other powers and duties as designated in these Bylaws and as from time to time may be assigned to the Secretary by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President or the Vice Chairman of the Board; and shall in general perform all acts incident to the office of Secretary, subject to the control of the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President or the Vice Chairman of the Board.

         Section 9. Deputy Corporate Secretary and Assistant Secretaries. The Deputy Corporate Secretary and each Assistant Secretary shall have the usual powers and duties pertaining to such offices, together with such other powers and duties as designated in these Bylaws and as from time to time may be assigned to the Deputy Corporate Secretary or an Assistant Secretary by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President, the Vice Chairman of the Board, or the Secretary. The Deputy Corporate Secretary shall exercise the powers of the Secretary during that officer's absence or inability or refusal to act.

         Section 10. Treasurer. The Treasurer shall have responsibility for the custody and control of all the funds and securities of the Corporation, and shall have such other powers and duties as designated in these Bylaws and as from time to time may be assigned to the Treasurer by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President or the Vice Chairman of the Board. The Treasurer shall perform all acts incident to the position of Treasurer, subject to the control of the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President and the Vice Chairman of the Board; and the Treasurer shall, if required by the Board of Directors, give such bond for the faithful discharge of the Treasurer's duties in such form as the Board of Directors may require.

         Section 11. Assistant Treasurers. Each Assistant Treasurer shall have the usual powers and duties pertaining to such office, together with such other powers and duties as designated in these Bylaws and as from time to time may be assigned to each Assistant Treasurer by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President, the Vice Chairman of the Board, or the Treasurer. The Assistant Treasurers shall exercise the powers of the Treasurer during that officer's absence or inability or refusal to act.

         Section 12. Action with Respect to Securities of Other Corporations. Unless otherwise directed by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President or the Vice Chairman of the Board, together with the Secretary, the Deputy Corporate Secretary or any Assistant Secretary shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of security holders of or with respect to any action of security holders of any other corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation.

         Section 13. Delegation. For any reason that the Board of Directors may deem sufficient, the Board of Directors may, except where otherwise provided by statute, delegate the powers or duties of any officer to any other person, and may authorize any officer to delegate specified duties of such office to any other person. Any such delegation or authorization by the Board shall be effected from time to time by resolution of the Board of Directors.

                                   Article VI
                                 Capital Stock

         Section 1. Certificates of Stock. The certificates for shares of the capital stock of the Corporation shall be in such form, not inconsistent with that required by law and the charter documents of the Corporation, as shall be approved by the Board of Directors. Every holder of stock represented by certificates shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board, the Chief Executive Officer, President, Vice Chairman of the Board or a Vice President and the Secretary, Deputy Corporate Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer of the Corporation representing the number of shares (and, if the stock of the Corporation shall be divided into classes or series, certifying the class and series of such shares) owned by such stockholder which are registered in certified form; provided, however, that any of or all the signatures on the certificate may be facsimile. The stock record books and the blank stock certificate books shall be kept by the Secretary or at the office of such transfer agent or transfer agents as the Board of Directors may from time to time determine. In case any officer, transfer agent or registrar who shall have signed or whose facsimile signature or signatures shall have been placed upon any such certificate or certificates shall have ceased to be such officer, transfer agent or registrar before such certificate is issued by the Corporation, such certificate may nevertheless be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The stock certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued and shall exhibit the holder's name and number of shares.

         Section 2. Transfer of Shares. The shares of stock of the Corporation shall be transferable only on the books of the Corporation by the holders thereof in person or by their duly authorized attorneys or legal representatives upon surrender and cancellation of certificates for a like number of shares. Upon surrender to the Corporation or a transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

         Section 3. Ownership of Shares. The Corporation shall be entitled to treat the holder of record of any share or shares of capital stock of the Corporation as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the state of incorporation of the Corporation.

         Section 4. Regulations Regarding Certificates. The Board of Directors shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration or the replacement of certificates for shares of capital stock of the Corporation.

         Section 5. Lost or Destroyed Certificates. The Board of Directors may determine the conditions upon which the Corporation may issue a new certificate of stock in place of a certificate theretofore issued by it which is alleged to have been lost, stolen or destroyed and may require the owner of such certificate or such owner's legal representative to give bond, with surety sufficient to indemnify the Corporation and each transfer agent and registrar against any and all losses or claims which may arise by reason of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate in the place of the one so lost, stolen or destroyed.

                                  Article VII
                            Miscellaneous Provisions

         Section 1. Fiscal Year. The fiscal year of the Corporation shall begin on the first day of January of each year.

         Section 2. Corporate Seal. The corporate seal shall be circular in form and shall have inscribed thereon the name of the Corporation and the state of its incorporation, which seal shall be in the charge of the Secretary and shall be affixed to certificates of stock, debentures, bonds, and other documents, in accordance with the direction of the Board of Directors or a committee thereof, and as may be required by law; however, the Secretary may, if the Secretary deems it expedient, have a facsimile of the corporate seal inscribed on any such certificates of stock, debentures, bonds, contract or other documents. Duplicates of the seal may be kept for use by the Deputy Corporate Secretary or any Assistant Secretary.

         Section 3. Notice and Waiver of Notice. Whenever any notice is required to be given by law, the charter documents of the Corporation or under the provisions of these Bylaws, said notice shall be deemed to be sufficient if given (i) by telegraphic, cable or wireless transmission (including by telecopy or facsimile transmission) or (ii) by deposit of the same in a post office box or by delivery to an overnight courier service company in a sealed prepaid wrapper addressed to the person entitled thereto at such person's post office address, as it appears on the records of the Corporation, and such notice shall be deemed to have been given on the day of such transmission or mailing or delivery to courier, as the case may be, subject to the provisions of Section 2 of Article III of these Bylaws and Section 2 of Article IV of these Bylaws.

         Whenever notice is required to be given by law, the charter documents of the Corporation or under any of the provisions of these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice.
Attendance of a person, including without limitation a director, at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the charter documents of the Corporation or these Bylaws.

         Section 4. Facsimile Signatures. In addition to the provisions for the use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors.

         Section 5. Reliance upon Books, Reports and Records. A member of the Board of Directors, or a member of any committee designated by the Board of Directors, shall, in the performance of such person's duties, be protected to the fullest extent permitted by law in relying upon the records of the Corporation and upon information, opinion, reports or statements presented to the Corporation.

         Section 6. Application of Bylaws. In the event that any provisions of these Bylaws is or may be in conflict with any law of the United States, of the state of incorporation of the Corporation or of any other governmental body or power having jurisdiction over this Corporation, or any provision of the Shareholders' Agreement, or over the subject matter to which such provision of these Bylaws applies, or may apply, such provision of these Bylaws shall be inoperative to the extent only that the operation thereof unavoidably conflicts with such law or provision, and shall in all other respects be in full force and effect.

                                  Article VIII
                                   Amendments

         The Board of Directors shall have the power to adopt, amend and repeal from time to time Bylaws of the Corporation, subject to the right of the stockholders entitled to vote with respect thereto to amend or repeal such Bylaws as adopted or amended by the Board of Directors and subject to the provisions of the Shareholders' Agreement.